SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

     Spicology, Inc.
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     (Name of Registrant as Specified in Its Charter)

     ------------------------------------------------------------
     (Name of Person Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

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     to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:
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     (4)  Date filed:



                                SPICOLOGY, INC.
                               802 OCEAN AVE. #2
                                 SEAL BEACH, CA

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 4, 2001

To our Shareholders:

The company is in the process of formulating a new business plan which contemplates taking the company into a new business emphasis. On October 24, 2001, the company entered into a definitive agreement to acquire Leftbid.com, Inc. in an exchange of company stock for 100% of the issued and outstanding stock of Leftbid. Upon closing of the transaction, which is set for October 30, 2001, Leftbid will become a wholly owned subsidiary of the company. Leftbid is a worldwide auction service which features online and live webcast auctions, which allow bidders to bid in real time. Leftbid auctions fine art, antiques and collectibles; automobiles and motorcycles; and industrial equipment. This business will be conducted in addition to the company's current business of spice sales on the Internet. This will involve a restructuring of the company's share capital, a change of name to reflect the new business direction, and a possible change in management. In order to take the company in this new direction, the Board of Directors is asking for your help.

The Special Meeting of Shareholders of Spicology, Inc., a California corporation (the "Company") will be held at the offices of the Company's counsel at 827 State Street, Suite 12, Santa Barbara, CA 93101, on November 4, 2001 at 3:00 p.m., to consider and vote upon a proposal to ratify the board of directors' resolution to change of the name of the company to LEFTBID CORP., which has already been approved by the board of directors, authorized an amendment to the articles of incorporation to forward split the common share capital of the company 2-1, to authorize the board of directors to amend the by-laws of the company, to authorize the Board of Directors to appoint a provisional board of directors to serve until the next annual shareholder's meeting, and to approve and ratify all of the acts of the Board of Directors, and to consider and act upon such other matters as may property come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on September 30, 2001 2001 are entitled to notice of, and to vote at, the special shareholder's meeting.

All shareholders are extended a cordial invitation to attend the Consolidated Meeting of Shareholders.





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By Order of the Board of Directors.

RICK FEINSTEIN
President
Seal Beach, CA
October 24, 2001

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THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE
MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        ----------------------------------

SPICOLOGY, INC.
PROXY STATEMENT
FOR THE 2001 SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 4, 2001

I. INTRODUCTION

The Board of Directors of Spicology, Inc., a California corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2001 Special Meeting of Shareholders of the Company to be held at 3:00 p.m. Pacific Daylight Time on November 4, 2001 at 827 State Street, Suite 12, Santa Barbara, CA., and any adjournments thereof. The Notice of Special Meeting and Proxy Card were mailed to shareholders on or about October 24, 2001.

II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on September 30, 2001, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 2,201,000 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for approval of each of the Company's four proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be

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deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive Officer of the Company, Mr. Rick Feinstein, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting.

      III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 30, 2000, by: (i) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address             Number of Shares         Percentage Owned
----------------             ----------------         ----------------
Rick Feinstein                 1,800,000                  81.78%
809 Ocean Ave.
Seal Beach, CA

Officers and Directors
as a Group                     1,800,000                  81.78%
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Beneficial ownership is determined in accordance with the rules of the
Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

                    IV. EXECUTIVE COMPENSATION

The following table sets forth both the compensation paid or accrued by the Company for services rendered by executive officers of the Company for the fiscal year last ended. No executive officer's total compensation exceeded $100,000 based on salary and bonus during the last year.


                            SUMMARY COMPENSATION TABLE

Special Compensation                        Long-Term Compensation
--------------------                        ----------------------
Name and Principal Position                Year    Salary ($)    Bonus
($)    Other ($)    Options (No.)
        -----------------------------------------------------------------
                                    NONE PAID

                                    ---------


         V. PROPOSAL NUMBER ONE - TO RATIFY CHANGE OF NAME

On October 24, 2001, the board of directors authorized the change of the name of the company to LEFTBID CORP., to signify its intention to change its business emphasis to auction sales.

The name change requires an amendment to the certificate of incorporation of the company, which can only be done by Board resolution ratified by the shareholders. On October 24, 2001, the Board of Directors adopted the following resolution to effectuate the name change:

      RESOLVED, that the corporation amend its Articles of Incorporation, Articles FIRST as follows:


             "FIRST: The name of this corporation is: LEFTBID CORP."

VI. PROPOSAL NUMBER TWO CALLS FOR THE SHAREHOLDERS TO RATIFY AN AMENDMENT APPROVED BY THE BOARD OF DIRECTORS CALLING FOR A 2-1 FORWARD SPLIT OF
SHARE CAPITAL.

The Board of Directors is proposing a two to one forward split of its share capital. The forward split will result in each outstanding share being converted to two shares, and the authorized share capital will increase from 100,000,000 shares to 200,000,000 shares.

The forward split and authorization of preferred shares requires an amendment to the certificate of incorporation of the company, which can only be done by Board resolution ratified by the shareholders. On October 24, 2001, the Board of Directors adopted the following resolution to effectuate the forward split and the authorization of preferred shares:

WHEREAS, the Board of Directors has resolved to restructure the capital structure of the corporation, to effectuate a 2 to 1 forward split of its share capital,

            RESOLVED, that the corporation amend its Articles of Incorporation, Articles FIRST and FIFTH, as follows:

"FIFTH: This corporation is authorized to issue one class of stock; all common. The total number of common shares which this corporation is authorized to issue is two hundred million (200,000,000) common shares, each with a par value of $.001 per share. Upon amendment of this Article Fifth, each outstanding share of common stock shall be converted into two shares of common stock.


VII. PROPOSAL NUMBER THREE CALLS FOR THE SHAREHOLDERS TO GIVE THE BOARD OF DIRECTORS THE AUTHORITY TO AMEND THE BY-LAWS OF THE COMPANY.

The Board of Directors proposes that the shareholders authorize it to amend the by-laws of the company, in order to streamline the by-laws and conform them to the new business direction of the company.

VIII. PROPOSAL NUMBER FOUR CALLS FOR THE SHAREHOLDERS TO AUTHORIZE THE BOARD OF DIRECTORS TO APPOINT A PROVISIONAL BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE NEXT REGULAR MEETING OF SHAREHOLDERS.

The Board of Directors seeks authority to appoint a provisional board of directors to serve until the next regular annual meeting of shareholders.

IX. PROPOSAL NUMBER FIVE CALLS FOR THE SHAREHOLDERS TO RATIFY AND APPROVE ANY AND ALL ACTIONS TAKEN BY THE BOARD OF DIRECTORS SINCE THE LAST MEETING OF THE SHAREHOLDERS.

The Board of Directors recommends a "FOR" vote on proposals one, two, three, four, and five.


                        VIII. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the 2001 Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

                     IX. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2001 Special Meeting of Shareholders must be received by the Company by October 30, 2001 to be included in the Company's Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,


 Rick Feinstein
 ----------------------
 Rick Feinstein, President
 Seal Beach, California



Exhibit 1 - Proxy Card

                                      PROXY

The undersigned shareholder of Spicology, Inc. (The "Company") hereby appoints its company counsel, Kenneth Eade as proxy holder of the undersigned to attend the Special general meeting of the Company to be held on November 4, 2001 and any adjournment thereof with authority to act and vote therat for an on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

     1. To ratify the resolution of the board of directors and its amendment to the articles of incorporation to change the name of the company to LEFTBID CORP.


FOR________                         AGAINST__________

     2. To ratify the amendment of the articles of incorporation to effect a two for one forward split of the company's common share capital.

FOR________                         AGAINST__________

     3. To authorize the Board of Directors to amend the by-laws of the company with no further need for shareholder approval.

FOR________                         AGAINST__________

     4. To authorize the Board of Directors to appoint a provisional board of directors to hold office until the next regular meeting of shareholders.

FOR________                         AGAINST__________

     5. To ratify and approve any and all actions taken by the Board of Directors of the Company since the last meeting of the shareholders.

FOR_______                              AGAINST_______

If this proxy is not dated it will be deemed to bear the date on which it was mailed.

Executed this ____day of _________, 2001.
                                        ________________________
Name of Shareholder                     Signature of Shareholder

                                        ________________________
Address (if different from above)       Signature of Shareholder






















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